CNL FINANCIAL SERVICES, INC.

                                 April 13, 1999

Mr. Robert Gentz
DenAmerica Corp.
7373 North Scottsdale Road, D-120
Scottsdale, Arizona 85253

         RE: TOTAL CUMULATIVE LOAN NOT TO EXCEED $17,100,000.00 TO BE SECURED BY APPROXIMATELY THIRTY-FOUR (34) DENNY'S RESTAURANTS LOCATED IN TEXAS, ARIZONA, COLORADO, IDAHO, UTAH, MISSOURI, OKLAHOMA, LOUISIANA, ARKANSAS, AND FLORIDA

Dear Mr. Gentz:

         I am pleased to inform you that CNL Financial Services, Inc., a Florida corporation ("Lender") has agreed to make available loan financing to you in a total cumulative amount not to exceed $17,100,000.00 (the "Loan") on the following terms and conditions:

1.       BORROWER

         The Borrower shall be a special purpose bankruptcy remote entity approved by Lender in Lender's reasonable discretion ("SPE").

2.       LOAN AMOUNT AND USE OF PROCEEDS

         The Loan will be evidenced by secured promissory notes (singularly referred to as a "Note" and collectively referred to as the "Notes") in a total cumulative amount not to exceed $17,100,000.00 or such lesser amount, as necessary, so that the same shall not exceed sixty percent (60%) of the business enterprise value for the Mortgaged Premises (as hereafter defined) secured by leasehold properties (the "Loan Amount"). The proceeds from the Loan shall be used solely for the purpose of acquiring the Mortgaged Premises from DenAmerica Corp., or paying off or paying down all or a portion of the loans of DenAmerica Corp. and Black-eyed Pea U.S.A., Inc., or certain of their respective affiliates. Each site is subject to the approval of Lender in Lender's sole and absolute discretion.

3.       INTEREST RATE

         Provided the loan closes prior to April 30, 1999, the interest rate on the Loan, prior to an event of default, shall accrue at a fixed rate per annum established on the day of closing equal to five hundred and fifty-five (555) basis points over the Applicable Treasury Rate, which will be the yield (determined by interpolating, if necessary) for non-callable U.S. Treasuries with a maturity date of ten (10) years (one longer and one shorter, if interpolating), as quoted by Bloomberg Financial Markets on the date of funding of the Loan (the "Closing"). If the Loan is funded after April 30, 1999, the interest rate shall be equal to the number of basis points over the Applicable Treasury Rate as set by Lender for such calendar month as its market spread.

Mr. Robert Gentz
DenAmerica Corp.
April 13, 1999
Page 2

         The Note(s) shall include provisions for a default interest rate during the term of any Loan default which is four percent (4%) above the interest rate set forth in the Loan Documents ("Default Interest Rate") and for late charges on any payments not made when due and payable. If any payment fails to reach Lender within ten (10) days after the due date, Borrower shall pay to Lender an additional charge equal to five percent (5%) of the payment amount.

4.       TERM

         The term of Borrower's Loan will be for fifteen (15) years, measured from the first day of the first full month from and after the Loan Closing, or as adjusted by Lender to match the term of any leasehold serving as Collateral for a specific Note.

5.       GUARANTIES

         Payment of the Loan will be guaranteed by the following guarantor(s) (together the "Guarantor"):

                BLACK-EYED PEA U.S.A., INC., A TEXAS CORPORATION
                     DENAMERICA CORP., A GEORGIA CORPORATION

6.       PAYMENTS

         Borrower will pay a monthly principal and interest payment (the "Monthly Payment") in the amount necessary to fully amortize the entire Loan amount in equal monthly payments over the Loan term. Unless the Loan closes on the first (1st) day of the month, an initial interest-only payment for each site (the "Closing Payment") will be due on the date that the Loan closes and will be withheld from the Loan proceeds to be disbursed to Borrower at Closing. The Closing Payment will equal the sum of the interest payable on the Loan from the Closing Date to the first (1st) day of the next month (unless Borrower's Loan closes on the first (1st) day of the month). Borrower's regular Monthly Payments will then be due and payable on the first (1st) day of each month (each a "Payment Date") beginning on the first (1st) day following the first (1st) full calendar month of the Loan.

7.       PREPAYMENT

         PREPAYMENT IN FULL

         A. SWAP BREAKAGE. At any time prior to the Loan being included as an asset of a Securitization by Lender or any of its Affiliates, and upon giving Lender sixty (60) days prior written notice, the Borrower may prepay the entire unpaid principal balance of the Note in full on the last Business Day before a scheduled monthly payment date. Upon any such prepayment, the Borrower agrees to pay the Lender hereof, in addition to the entire unpaid principal balance, accrued interest, and any other sums due Lender at the time of prepayment, a prepayment premium (the "Prepayment Premium") equal to Breakage Costs (as defined below).

Mr. Robert Gentz
DenAmerica Corp.
April 13, 1999
Page 3

                  "Breakage Costs" shall mean amount equal to the greater of:

                  (a) 1% of the entire unpaid principal balance of the Note; or

                  (b) (i) the present value of all remaining payments of principal and interest discounted at a discount rate equal to the "Swap Rate on Date of Prepayment,"

                           MINUS

                           (ii) the present value of all remaining payments of principal and interest discounted at a discount rate equal to the "Swap Rate on Date of Note."

                  "Swap  Rate on Date of Note"  shall be  defined  herein as the fixed rate, as determined by holder in its reasonable discretion, which is paid by holder (or which otherwise would be required to be received by an established and active interest rate swap counterparty, whether or not a swap transaction is actually entered into) on the date of this Note for a fixed rate swap in the notional amount and with the amortization terms of the Loan, in exchange for a floating rate equal to the 30-day LIBOR (London Inter-Bank Offering
                  Rate).

                  "Swap Rate on Date of Prepayment" shall be defined herein as the fixed rate, as determined by holder in its reasonable discretion as of the date and time of any prepayment hereunder, which the holder can contract to receive (or which otherwise would be paid by an established and active interest rate swap counterparty, whether or not a swap transaction is actually entered into) under a fixed rate swap in the notional amount and with the remaining amortization terms of the amount being prepaid, in exchange for a floating rate equal to the 30-day LIBOR (London Inter-Bank Offering Rate), minus one-quarter of one percent (25 Basis Points).

                  No Prepayment Premium shall be due for any full prepayment made by the undersigned, upon not less than five (5) days prior written notice to holder, within ninety (90) days of the maturity date of the Note.

         B. MAKE WHOLE. At any time after the Loan is included as an asset of a Securitization by Lender or any of its Affiliates, and upon giving Lender sixty (60) days prior written notice, the Borrower may prepay the entire unpaid principal balance of the
                  Note in full on the last Business Day before a scheduled monthly payment date as set forth below. The Loan may be prepaid subject to certain restrictions and payment of a Prepayment Premium (as described below), if due, and interest for the balance of the month in which any prepayment occurs, which shall be paid in order to compensate Lender for costs and losses which will be incurred as a result of any prepayment under the Loan (including the breakage costs which could be incurred by Lender for the interest rate swap agreements and similar interest rate undertakings of Lender required to support the fixed rate on the Loan and the profits lost by Lender notwithstanding any reinvestment of the prepayment proceeds).

Mr. Robert Gentz
DenAmerica Corp.
April 13, 1999
Page 4

                  Upon giving Lender sixty (60) days prior written notice, the Borrower may prepay the entire unpaid principal balance of the
                  Note in full on the  last  business  day  before  a  scheduled monthly payment date. Upon any such prepayment, the Borrower agrees to pay the Lender hereof, in addition to the entire unpaid principal balance, accrued interest, and any other sums due Lender at the time of prepayment, a prepayment premium equal to (i) the present value of all remaining payments of principal and interest, discounted at the Treasury Rate, less
                  (ii) the amount of principal being prepaid, but shall not be less than one percent (1%) of the then outstanding principal balance of the Loan (the "Prepayment Premium"). The "Treasury Rate" shall be the yield on securities issued by the United States Treasury having a maturity equal to the remaining term of the Loan, as quoted in Federal Reserve Statistical Release [H.15(519)] under the heading "U.S. Government
                  Securities-Treasury Constant Maturity" for the date most nearly two (2) weeks before the prepayment date (or a comparable rate if this rate is no longer published) [adjusted to reflect a monthly payment interval]. If the above rate is not available for a term equal to the remaining stated term of the Loan as of the date of such prepayment, the Treasury Rate shall be determined by interpolating between the yields on securities of the next longer and next shorter maturity.

                  The principal sum of the Loan may not be prepaid, in whole or in part, at any time during the term hereof except as specifically allowed under this section. In addition, during the ninety (90) day period immediately preceding the Loan Maturity Date, the Loan may be prepaid at any time in whole but not in part after Borrower has given thirty (30) days prior written notice to the holder of the Loan without payment of a Prepayment Premium. In the event that the Loan is accelerated then Borrower shall also pay the amount of the Prepayment Premium that would have been due had Borrower voluntarily prepaid the Loan. The Lender or holder shall have no obligation to accept any prepayment of principal under the Loan except as expressly stated in this section.

         PARTIAL PREPAYMENT

         The Borrower shall have no right to make a partial prepayment of the outstanding indebtedness during the Note term.

8.       COLLATERAL

         The Loan will be secured by a first priority leasehold mortgage and security interest in approximately thirty-four (34) Denny's located in Texas, Arizona, Colorado, Idaho, Utah, Missouri, Oklahoma, Louisiana, Arkansas, and Florida, including all real property and/or ground or restaurant leases, all personal property (including equipment) and any and all other property and/or interests relating to and used or necessary for the operation of the restaurant business (unless specifically excluded by Lender) (the "Mortgaged Premises"), together with certain guarantees of the guarantor(s) identified above, if any, to the extent and in form and substance satisfactory to Lender and its counsel. At the time of closing the Loan, the Mortgaged Premises shall not be in violation of growth management statutes, concurrency laws and regulations, zoning ordinances, building codes or restrictions, or present or future encumbrances not shown by the public records. Any applicable Franchise Agreement shall be in a form acceptable to Lender

Mr. Robert Gentz
DenAmerica Corp.
April 13, 1999
Page 5

         and be for a term at least equal to the term of the Loan (including any renewal term(s) exercisable by Borrower upon meeting the franchisor's standard conditions). If Lender has approved the Loan on a ground lease or other leasehold basis, then the Lease shall be subject to Lender's approval in all respects and must include, or Borrower must provide, an undertaking by the Landlord in form acceptable to Lender allowing Lender notice of and an opportunity (but not the obligation) to cure any default and the right, in the event of a termination of the Lease for any reason, for Lender to enter into a substitute lease on equivalent economic terms for the remainder of the Lease term, including all renewals. Further, any ground lease or other leasehold interest shall be for a term, or include unilateral options for Borrower to extend the term of the Lease, for a period equivalent to or longer than the term of the Loan related thereto. The Loan described herein shall be cross-collateralized such that any collateral securing any obligations of Borrower under the Loan shall be deemed to secure the obligations of the Borrower or Guarantors, if any, under the notes, mortgages, and documents executed in connection with the other loans, if any, from the Lender and that a default by Borrower or Guarantors in their respective obligations under any other notes, mortgages, and documents executed in connection with any other loans from Lender to Borrower or Guarantors, as the case may be, shall entitle Lender to seek any and all remedies available to it under any or all of the documents executed in connection with the Loan and all applicable laws.

9.       REQUIRED COVERAGE RATIOS

         Throughout the term of the Loan, Borrower is obligated to maintain a Consolidated Fixed Charge Coverage Ratio of not less than 1.2:1, based on an EBITDAR calculation (the "EBITDAR FCCR"). The EBITDAR FCCR means, for the trailing twelve (12) month period, the ratio of (a) the Borrower's Cash Flow for such period to (b) the Borrower's Debt Service for such period. "Cash Flow" means, for any period, an amount equal to
         (a) the sum of (i) pre-tax income, (ii) interest expense, (iii) all non-cash amounts in respect of depreciation and amortization, (iv) all operating lease and/or rent expense, and (v) Non-Recurring Expenses less (b) Non-Recurring Income, all as reflected on the Borrower's financial statement for such period. "Non-Recurring Expenses" and "Non-Recurring Income" mean expenses or income, as the case may be, that is extraordinary and generally not reflected in any prior period or reasonably anticipated to be incurred in any subsequent period. "Debt Service" means all of the Borrower's interest, the current portion of principal, rental payments and current portion of capital lease obligations. Borrower shall be entitled to make distributions to Guarantor only after Borrower has met the EBITDAR FCCR requirement set forth herein.

10.      RADIUS RESTRICTION

         Neither the Borrower nor any Guarantor, or any of their commonly controlled affiliates, shall own an interest in, or operate, any other Denny's restaurant within a three (3) mile radius of the Mortgaged Premises.

11.      DOCUMENTATION OF LOAN

         The documents used to evidence and to secure the Loan contemplated herein shall be those documents customarily used by Lender in connection with loan transactions of the type, character, and size contemplated herein and/or such other documents as Lender , Borrower, and their attorneys, in their reasonable discretion, may deem necessary or desirable for Lender's protection (collectively, the "Loan Documents"). At the Closing Borrower must execute and deliver all such Loan Documents as Lender may reasonably require, in form and substance satisfactory to Lender.

Mr. Robert Gentz
DenAmerica Corp.
April 13, 1999
Page 6

12.      VALUATION OF BORROWER'S REAL PROPERTY AND BUSINESS ASSETS

         Lender shall engage Deloitte and Touche, L.L.P., or another Lender approved valuation firm, to prepare a business enterprise valuation for all of the Borrower's restaurant operations in the event the Lender shall obtain an assignment of a restaurant operation lease as collateral for the Loan contemplated herein. The valuation and the appraisal methodology and conclusions included therein shall be subject to Lender's review and approval. All costs and fees associated with the preparation of the valuation shall be the responsibility of the Borrower, and Borrower hereby agrees to immediately pay or prepay such valuation costs or fees upon the request of Lender.

13.      CROSS-DEFAULT

         A default in the Loan contemplated by this commitment shall constitute a default in all of Borrower's and Guarantors', if any, other loans with Lender. A default in any of Borrower's or Guarantors', if any, other loans with Lender or under any commitment and/or loan made by any lending institution with the amount in controversy exceeding $25,000.00 shall constitute a default in the Loan contemplated by this commitment. In the event of any default of the Loan or other loans covered by this "cross-default" provision, Lender shall be entitled to the Default Interest Rate during the term of any Loan default, and any of Borrower's monies deposited with Lender shall be immediately and irrevocably assigned to Lender to apply to the obligations in any manner Lender deems necessary. The Loan Documents shall provide that the mortgage shall secure the prompt and timely delivery of any promissory or other notes from Borrower to Lender. In the event of default, Lender will be entitled, at its option, to cease making
         advances   after  the   occurrence   of  any  such  event  of  default.
         Notwithstanding the foregoing, the cross-default and related cross-collateralization provisions of the Loan Documents shall not apply to any related party loans outside of a given single loan pool within the loan securitization financing structure of the holder of the Loan.

14.      HAZARDOUS  AND  REGULATED  SUBSTANCES;  ENVIRONMENTAL  SITE  ASSESSMENT
         STANDARDS

         Upon acceptance of this Commitment by Borrower, Borrower shall complete and return to Lender a Customer Environmental Questionnaire ("CEQ") in the form attached hereto for the Mortgaged Premises. In the event Borrower's interest in the Mortgaged Premises is fee simple or a ground lease, Lender shall also require preparation of a Phase I Environmental Site Assessment Report for each Mortgaged Premises to serve as collateral for the Loan by a Lender-approved environmental engineer. In the event Borrower's interest in the Mortgaged Premises is a lease in a free standing unit, Lender shall require a Transaction Screen Report (i.e., an ERRIS or VISTA report) by a Lender-approved information source. Thereafter, and at its sole discretion, Lender shall determine whether it will require further investigation, including but not limited to, a non-technical inspection and/or preparation of a Phase I or Phase II Environmental Site Assessment Report or a Transaction Screen Report for each Mortgaged Premises to serve as collateral for the Loan; provided, however, that Lender shall obtain Borrower's prior written consent to any such further investigation. All reports shall be prepared at Borrower's sole cost and expense, in accordance with Lender's environmental risk management standards and shall be certified to Lender.

Mr. Robert Gentz
DenAmerica Corp.
April 13, 1999
Page 7

         Borrower shall furnish evidence satisfactory to Lender, that the Mortgaged Premises and operations at the Mortgaged Premises are in compliance with all applicable Federal, State, and local environmental statutes, laws, and regulations. Borrower agrees to forward a copy of any such notices received after this date to Lender within five (5) days of their receipt. Borrower acknowledges that Lender shall not be obligated to proceed to closing or settlement or to make any disbursements if, in Lender's sole discretion, an environmental regulatory violation or other environmental problem presents a material risk to Borrower's financial condition or to the value or marketability of the Mortgaged Premises.

         This Commitment is contingent upon the Lender's approval of the environmental condition of the Mortgaged Premises as set forth in the CEQ, the Phase I or Phase II Environmental Site Assessment Report(s), or Environmental Audit Reports, as applicable, and any subsequent findings, test results, consultant recommendations and/or reports generated as a result of such further investigation(s).

15.      SURVEYS AND FLOOD HAZARD CERTIFICATION

         If Borrower's interest in the Mortgaged Premises is fee simple, a ground lease or free-standing space lease, at least ten (10) days prior to the closing of the Loan, Borrower shall furnish to Lender two (2) sealed copies of a current survey (done within sixty (60) days of closing or as approved by Lender and title agent) of the Mortgaged Premises, including all adjoining alleys and appurtenant easements, prepared by a registered surveyor or licensed professional civil engineer. All surveys shall be ALTA surveys certified to "CNL Financial I, Inc., a Florida corporation, CNL Financial Services, Inc., a Florida corporation, CNL Financial IV, LP, a Delaware limited partnership, and CNL Financial V, LP, a Delaware limited partnership, CNL APF Partners, LP, a Delaware limited partnership, their affiliates, and their successors and/or assigns," and the title insurance company insuring the lien of Lender's mortgage in accordance with Lender's standard Survey Requirements.

16.      INSURANCE REQUIREMENTS

         Borrower, subject to applicable rules and regulations of the State (or States) in which the Mortgaged Premises are located (herein, as to each separate site, the "State"), has the right to contract insurance with an insurance agent or company of Borrower's choice, provided the company or companies meet Lender's reasonable requirements.

         1. Borrower shall strictly comply in all respects with Lender's standard Insurance Requirements in connection with the hazard, liability and other insurance required by Lender, as follows:

                  1. Standard Fire and Hazard Insurance, with All-Risk (including Builder's Risk and worker's compensation coverage on all construction loans) Extended Coverage Endorsement including Vandalism and Malicious Mischief, without co-insurance, in an amount equal to at least 100% of the replacement cost of the improvements existing on the real property described in the Loan Documents contemplated by this commitment. The deductible clause, if any, of the fire and extended coverage policy may not exceed the lesser of (i) one percent (1.0%) of the face amount

Mr. Robert Gentz
DenAmerica Corp.
April 13, 1999
Page 8

                           of the policy, (ii) $25,000.00 and (iii) unless included in a blanket policy for all of the Properties, five percent (5.0%) of the gross annual income of or revenues from the Property. If Borrower leases any portion of the Mortgaged Premises, or any interest therein, to a third party, Rental Loss Insurance should be required if any lease provides for the abatement of rent. Rental Loss Insurance shall be required if any lease provides for the abatement of rent. Business Interruption Insurance shall be required. Either type of insurance must cover debt service, real estate taxes, and insurance premiums for a period of at least twelve (12) months.

                  2. If any Improvements on the Mortgaged Premises are or will be located in an area identified by the U.S. Department of Housing and Urban Development (H.U.D.) as an area having "special flood hazards" (zones beginning with "A" or "V"), flood insurance must be purchased and maintained in the amount equal to the product of (a) the amount of the Note and (b) a fraction, the numerator of which is the number of buildings located in such flood hazard area and the denominator of which is the number of buildings located on the Property, but in no event less then the maximum limit of coverage available under the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973, and the Housing and Community Development Acts of 1974 and 1977, all as amended, whichever is less. Further, if the Mortgaged Premises is located in an high earthquake risk area and earthquake insurance is available, Borrower shall purchase and maintain earthquake insurance in an amount equal to at least 100% of the replacement cost of the improvements existing on the real property described in the Loan Documents contemplated by this commitment.

                  3. Borrower shall also maintain employer and workers' compensation insurance, single limit commercial general liability for not less than one million dollars ($1,000,000.00), and if Borrower serves alcoholic beverages on the Mortgaged Premises, liquor liability insurance for not less than two million dollars ($2,000,000.00) against claims and liability for bodily injury or property damage to persons or property occurring on each site constituting the Mortgaged Premises, with umbrella liability coverage of not less than five million dollars ($5,000,000.00). Evidence of such coverage shall be provided to Lender in the form of a certified copy of the policy or an insurance certificate.

         1. All policies must be issued by insurance companies and agencies licensed or authorized by the Insurance Commissioner of the State in which the Mortgaged Premises are located (the "State") to conduct business in the State.

Mr. Robert Gentz
DenAmerica Corp.
April 13, 1999
Page 9

         2. All policies shall be in the amounts, form and content (including mortgagee clauses) as are acceptable to Lender and issued by insurance carriers which have a long-term debt rating of claims paying in the category "A-" or better as rated by Best's Insurance Rating Agency.

         3. Lender will require evidence that all policy premiums for all coverages (including personal property if given as security) are in effect for the Collateral and paid through June 30, 1999.

         E. In the event the terms of Borrower's franchise agreement require that the amount of insurance be greater than that set forth above, Borrower shall provide evidence acceptable to Lender of its compliance with the insurance requirements of the Franchise Agreement.

17.      TITLE INSURANCE

         Lender, at Borrower's cost and expense, shall obtain a satisfactory ALTA Mortgagee Title Insurance Commitment ("Title Commitment") from the national title insurance company offices selected by Lender, in an amount equal to the full amount of the Loan contemplated by this commitment letter naming "CNL Financial I, Inc., a Florida corporation, CNL Financial Services, Inc., a Florida corporation, CNL Financial IV, LP., a Delaware limited partnership, CNL Financial V, LP, a Delaware limited partnership, CNL APF Partners, LP, a Delaware limited partnership, their affiliates, and their successors and/or assigns" as the proposed insured. The title insurance company and the form must be satisfactory to Lender. In addition to any affirmative coverages, special endorsements, or affirmative insurance coverages required by Lender or its counsel, a Form 9 (Comprehensive) Endorsement (Restrictions, Easements, Minerals) or its equivalent shall be required for all Mortgaged Premises. Lender shall receive a marked-up Title
         Commitment at the closing of the Loan at Borrower's sole cost and expense.

         After the closing of the Loan, Borrower, at its sole cost and expense, shall furnish Lender with such title endorsements or updates to said ALTA Title Insurance Policy or any other title documentation as Lender may reasonably require, from time to time, to insure Lender that no other matters of record affect the condition of title or the priority of Lender's lien.

         Prior to closing, as reasonably requested by Lender, Borrower, at its sole cost and expense, shall furnish Lender with UCC (Financing Statement), judgment and tax lien searches and reports for the Mortgaged Premises, Borrower and each Guarantor.

18.      REAL ESTATE TAXES, ASSESSMENTS AND TAX SERVICE

         All taxes and assessments payable in connection with the Mortgaged Premises must be paid to the time of closing if due. Before the closing of the Loan, Borrower must furnish evidence satisfactory to Lender that the Mortgaged Premises are (or are not) separately assessed for real estate taxation purposes. Borrower shall provide Lender with evidence satisfactory to Lender that all real estate taxes are paid in a timely fashion. The Loan Documents will contain a provision requiring Borrower to keep all taxes and assessments against the Mortgaged Premises fully

Mr. Robert Gentz
DenAmerica Corp.
April 13, 1999
Page 10

         paid before the same become delinquent, and the failure to do so will be an event of default under the Loan; provided, however, that in the event that Borrower's interest in the Mortgaged Premises is a leasehold interest, and such Mortgaged Premises are not separately assessed for real estate taxation purposes, Borrower is not in default under the lease with respect to the payment to lessor/owner in connection with such real estate taxes or assessments (if required under the terms of the lease) and the lessor/owner of such Mortgaged Premises is responsible for the payment of such taxes or assessments therefor, then the non-payment shall not be an event of default under the Loan Documents.

19.      COSTS AND EXPENSES

         Lender shall not be put to any expense whatsoever in connection with the issuance of this commitment or the closing of the Loan contemplated hereby. Accordingly Borrower shall pay directly or reimburse Lender for all costs and expenses incurred in connection with the preparation for and the closing of the Loan, whether the Loan is closed or not. In the event it is determined subsequently that additional costs relating to the transaction are due, Borrower agrees to pay such costs immediately upon demand, so long as such costs are not the result of errors or omissions of Lender.

20.      GOVERNMENTAL AUTHORITY

         At least ten (10) days prior to closing, upon Lender's request, Borrower shall provide Lender with any or all of the following governmental documentation:

         A. A letter describing the land-use classification, the permitted uses in that land-use classification, the zoning classification, and the uses permitted in that zoning classification for the Mortgaged Premises (described therein by legal description), which property shall be the same as the property described in the survey and Title Commitment described herein. In lieu of zoning letters, Lender will accept certification by the surveyor on the face of the survey as to the properties zoning classification and the uses permitted by this classification; and

         B. A certificate of occupancy for the entire project or as otherwise designated by Lender; and

         C. Any and all licenses and permits necessary for the use, development and operation of the Mortgaged Premises, including those licenses and permits required to serve food, beer, wine and liquor, if applicable.

21.      COMPLIANCE WITH LAWS

         The Loan contemplated hereunder, as well as the Mortgaged Premises and the proposed and actual use thereof, must comply with all laws, statutes, ordinances, rules and regulations of all governmental authorities having jurisdiction over such matters. By its acceptance of the commitment, Borrower certifies, and upon Lender's request, will furnish evidence satisfactory to Lender, that the Mortgaged Premises are currently in compliance and will comply with all applicable laws

Mr. Robert Gentz
DenAmerica Corp.
April 13, 1999
Page 11

         (including, without limitation, the Americans with Disabilities Act of 1990, Public Law 101-336, 42 USC 12101), ordinances, rules and regulations, and with all covenants, conditions, easements and restrictions to which the Mortgaged Premises are subject. At the time of the Loan closing and at the time of any disbursement by Lender, there must be no action or proceeding pending before any court, quasi-judicial or administrative body or regulatory agency relating to the validity of the Loan, the Mortgaged Premises or Borrower's proposed or actual use of the Mortgaged Premises. All rights to appeal from any decision rendered in connection with the Loan, the Mortgaged Premises or the proposed or actual use of the Mortgaged Premises must have expired prior to the closing date and pertinent disbursement dates.

22.      LEASES

         The following provisions shall apply if the Mortgaged Premises are leased to any third party: (i) all leases must be provided to Lender for its review and approval prior to closing or execution thereof; (ii) all rents, leases, and profits involving any portion of the Mortgaged Premises shall be assigned to Lender as additional collateral; (iii) Lender reserves the right to review and approve any and all leases of any portion of the Mortgaged Premises; (iv) after approval by Lender, no such lease can be modified or canceled without the prior written consent of Lender; (v) Lender may require that all tenants must agree in writing to give Lender both a written notice of any default by landlord(s) under the lease(s) and a reasonable opportunity to cure the same; (vi) Lender shall require all tenants to execute a Subordination, Non-Disturbance and Attornment Agreement pursuant to which each tenant shall (a) agree to subordinate its lease to the lien of Lender's Mortgage, (b) agree to recognize Lender or its assigns as the landlord under the lease in the event that Lender or its assigns becomes owner of the Mortgaged Premises, and (c) acknowledge that tenant shall be permitted to occupy the Mortgaged Premises so long as tenant is not in default under the lease, subject to the terms and conditions of its lease and the Subordination, Non-Disturbance and Attornment Agreement; and (vii) prior to closing, Lender may require that Borrower furnish tenant estoppel certificates and other proof satisfactory to Lender that the leases of the Mortgaged Premises are in force and effect in accordance with their respective terms and no defaults presently exist or are contemplated by any party to the leases.

23.      REPORTING

         A. Guarantor and Borrower shall keep books and records reflecting its financial condition including, but not limited to, the operation of the Mortgaged Premises in accordance with generally accepted accounting principles consistently applied. Lender shall have the right, from time to time at all times during normal business hours, to examine such books, records and accounts at the offices of the Guarantor or other entity maintaining such books, records and accounts and to make such copies or extracts thereof as the Lender shall desire.

         B. During the term of the Loan, the Borrower and Guarantor (collectively, the "Reporting Entities") on a consolidated basis at the Guarantor level must furnish or cause to be furnished to the Lender within one hundred twenty (120) days of the close of each of their respective fiscal years, fiscal year end audited current signed financial statements (annual balance sheet and a profit/loss statement) of the Borrower and

Mr. Robert Gentz
DenAmerica Corp.
April 13, 1999
Page 12

                  Guarantor and an income and expense statement of the operation of the Mortgaged Premises, all which must be "Presented To" CNL Financial I, Inc., a Florida corporation, CNL Financial Services, Inc., a Florida corporation, CNL Financial IV, LP., a Delaware limited partnership, CNL Financial V, LP, a Delaware limited partnership, and CNL APF Partners, LP, a Delaware limited partnership. All Borrowers and Guarantors, if applicable, shall also annually furnish to Lender: (i) annual U.S. Income Tax Returns, (ii) a statement disclosing all contingent liabilities, and (iii) such interim statements as may reasonably be required by Lender, from time to time. Borrower and Guarantor shall advise Lender of its respective fiscal year-end dates and shall notify Lender, in writing, of any change in such year-end dates. Borrower shall also furnish to Lender current signed rent rolls or lease digests prior to the Closing and annually thereafter, no later than one hundred twenty (120) days after the close of Borrower's fiscal year, certified to be correct by Borrower.

         C. During the term of the Loan, the Borrower and Guarantors shall also furnish to Lender within thirty (30) days after the end of each fiscal month of Borrower and Guarantors an unaudited financial statement of Borrower and Guarantors and a profit and loss statement relating to each restaurant comprising the Mortgaged Premises.

         D. Finally, during the term of the Loan, the Borrower shall also furnish to Lender, in addition to the annual and monthly reports required above, within forty-five (45) days after the end of each fiscal quarter of Borrower an unaudited financial statement of Borrower and a statement of income and expenses of the Mortgaged Premises.

24.      PROHIBITION AGAINST SECONDARY FINANCING

         This commitment is conditioned upon there existing at the time of the Loan, and during the term of the Loan, except as previously approved by Lender, no secondary or supplementary financing, no other lien, charge, or security interest upon or affecting any of the property (real or personal, tangible or intangible) in which Lender has a security interest and no agreement to grant any such interest other than liens or charges which will be discharged from the proceeds of the Loan. However, it shall not be a default for Borrower to obtain purchase money financing in an amount not to exceed $25,000.00 for any site and grant a security interest in such equipment purchased to replace existing equipment or to comply with the terms of Borrower's franchise agreement so long as Borrower has obtained the prior approval of Lender, which approval shall not be unreasonably withheld, delayed, or conditioned.

25.      NON-ASSIGNABILITY AND THIRD PARTY BENEFICIARY RIGHTS

         Neither this commitment nor the proceeds of the Loan contemplated herein shall be assignable by Borrower without the prior written consent of Lender and any attempt at such assignment without Lender's prior written consent shall be void. All third-party beneficiary rights of Borrower are expressly negated. No person who is not a party to this commitment shall have or enjoy any rights under this commitment. Furthermore, without limiting the generality of the foregoing, no one other than Borrower shall have any rights to obtain or compel a disbursement of the proceeds of the Loan contemplated under this commitment.

Mr. Robert Gentz
DenAmerica Corp.
April 13, 1999
Page 13

26.      SECURITIZATION OR OTHER ASSIGNMENT AND/OR PARTICIPATION BY LENDER

         Lender reserves the right to assign, transfer, participate, pledge, hypothecate or encumber, or any combination thereof, all or any part of Lender's interest in this commitment or any of the collateral and security instruments and documents mentioned herein without Borrower's consent. Without limiting the generality of the foregoing, Borrower acknowledges that the Loan is being offered by Lender as part of a Loan securitization program. Borrower agrees to cooperate in good faith with Lender's reasonable requests relating to the securitization program process and requirements and agrees and acknowledges that all information relating to Borrower and this Loan may be made available by Lender to the other participants in the loan securitization. Borrower understands and agrees that Lender intends to and may, from time to time, sell, pledge, grant a security interest in and collaterally assign, take, and deliver or otherwise encumber or dispose of the Note or other Loan Documents and its rights and powers thereunder in connection with the loan securitization or otherwise and Borrower agrees to assist Lender in completing any documents necessary to accomplish any such transfer and/or securitization transaction. Borrower(s) and Guarantor(s) hereby authorize Lender to provide any information regarding Borrower(s) and Guarantor(s) in all reports required as part of a loan securitization program or by any governmental body regulating Lender.

27.      SEVERABILITY AND WAIVER OF RIGHTS OF LENDER

         If Lender chooses to waive any covenant, paragraph, or provision of this commitment, or if any covenant, paragraph, or provision of this commitment is construed by a court of competent jurisdiction to be invalid or unenforceable, it shall not affect the applicability, validity, or enforceability of the remaining covenants, paragraphs, or provisions. The failure or delay of Lender to insist upon strict performance of any term, condition, or requirement of this commitment, or to exercise any right herein conferred in any one or more instances shall not be deemed a waiver or relinquishment of any term, condition, requirement, or right that Lender may have and shall not be deemed a waiver of any subsequent term, condition, requirement, or right.

28.      MISCELLANEOUS

         A. The paragraph headings herein are for information only and in no way limit, define or modify Borrower's obligation under the provisions, covenants, terms and conditions hereof.

         B. All of the agreements, terms and conditions shall be binding upon and inure to the benefit of each of the parties hereto, their respective successors, heirs, legal representatives and assigns.

         C. Time shall be of the essence of this commitment. No waiver of any of the terms and provisions of this commitment, and no waiver of any default or failure to comply with the commitment shall be effective, unless made by Lender in writing.

         D. The closing shall occur in the State (or by mail through a closing agent in the State designated by Lender) at a time and place to be determined by Lender.

Mr. Robert Gentz
DenAmerica Corp.
April 13, 1999
Page 14

         E. Any notice required or permitted to be given shall be deemed to have been duly given when addressed and mailed by Registered or Certified United States mail, return receipt requested, to Lender at the address on the letterhead of this commitment and to the attention of the individual signing this commitment letter on behalf of Lender, or to Borrower at the address to which this commitment is addressed, or to such other place as either of the parties may for themselves designate in writing for the purposes of receiving notices.

         F. All personal pronouns used in this commitment shall include the other genders whether used in the masculine, feminine or neuter gender, and the singular shall include the plural whenever and as often as may be appropriate.

         G. Borrower(s) and Guarantor(s) shall have joint and several liability for all obligations imposed upon Borrower(s) and Guarantor(s) under this commitment.

         H. This commitment is conditioned upon continuation of the assets, liquidity, net worth, and credit standing of all persons to be obligated to Lender at substantially as favorable a level as disclosed initially by the financial statements and other credit information submitted to Lender. So long as this commitment remains in force and effect, Lender shall have the right to demand current and complete financial statements of any or all persons to be obligated to Lender. These statements shall be prepared in a manner and a level of detail satisfactory to Lender. This commitment is also conditioned upon there being no unanticipated disruptions in Lender's commercial paper conduit or no material adverse changes in Lender's capital market funding sources.

         I. At the time Lender closes or acquires the Loan, Borrower's obligations either under this commitment or under any existing security instrument affecting the Mortgaged Premises shall not be in default in any respect, and no event shall have occurred which, subject to either the passage of time or the giving of notice, or both, would result in such a default.

         J. So long as this commitment or any Loan made or acquired pursuant hereto remains in force and effect, Lender and Lender's agents and/or consultants shall have the right at all reasonable times to enter and to inspect and test the Mortgaged Premises on 24 hours or more prior notice.

         K. Lender may upon receipt of consent from Borrower announce and publicize the source of the financing contemplated hereunder, by means and media selected by Lender.

Mr. Robert Gentz
DenAmerica Corp.
April 13, 1999
Page 15

         L. In the event Lender is named in any legal action brought against Borrower(s) and/or Guarantor(s), Borrower(s) and Guarantor(s) shall, jointly and severally, defend all claims, losses or liabilities, including attorneys' fees, paralegal fees, and all related legal costs and expenses arising out of this commitment and/or the Loan contemplated by the commitment and shall indemnify and hold Lender harmless from and against any act or omission of Borrower or of Borrower's agents resulting in any loss or damage because of a claim by anyone for a brokerage fee, commission, or finder's fee alleged to be due as a result of the issuance of this commitment or making of the Loan. Prior to the closing of the Loan, Lender may request Borrower to furnish evidence satisfactory to Lender that Borrower has paid in full all fees or charges due any mortgage banker, mortgage broker or other party assisting Borrower in arranging this financing.

         M. Borrower represents that there is no litigation, legal or administrative proceeding, investigation, condemnation or other action of any nature commenced, pending, or, to the knowledge of Borrower, threatened against or affecting the Mortgaged Premises or Borrower or any Guarantor which has not been disclosed in detail in writing to Lender and which may involve the possibility of any judgment or liability not fully covered by insurance, or materially or adversely affect Borrower's interest in the Mortgaged Premises or any of the assets of Borrower or Borrower's right to carry on business as now conducted, or affect the continued employment of any officer, or director of Borrower.

         N. Borrower and each Guarantor hereby separately warrant to Lender that all representations, circumstances, accounts, reports, and all other information supplied to Lender in connection with the Loan are true and accurate in all material respects. Borrower and each Guarantor agree that each separate warranty shall survive the closing of the Loan and further agree to notify Lender of any material change in any of the information submitted to Lender.

         O. This letter supersedes any and all prior commitments, agreements, provisions, offers and statements, whether written or oral, made by Lender or anyone acting with its authorization. No change, amendment, or modification hereof shall be valid unless made in writing and signed by a duly authorized officer of Lender. This letter and the rights hereunder may not be assigned by Borrower to any other party.

29.      CANCELLATION AND TERMINATION OF COMMITMENT BY LENDER

         Lender reserves the right to cancel this commitment and to terminate its obligations thereunder at any time in any of the following circumstances:

         A. Failure of Borrower or of any Guarantor to comply with any of the provisions, conditions, or requirements of the commitment; or

         B. Nonpayment within the prescribed time of any fees or expenses called for in the commitment; or

Mr. Robert Gentz
DenAmerica Corp.
April 13, 1999
Page 16

         C. Insufficiency of title or failure of Lender to approve either the state of title to the Mortgaged Premises or any Loan Documents delivered to it; or

         D. Damage to existing improvements which has not been repaired or restored to the satisfaction of Lender, or for which satisfactory provisions for repair or restoration have not been made at the time Lender is called upon to act pursuant to this commitment; or

         E. The filing by or against any Borrower, Guarantor or other persons required to execute any of the Loan Documents of: any petition in bankruptcy, trusteeship, insolvency, or reorganization; any action for the appointment of a receiver or trustee; or an assignment or arrangement for the benefit of creditors, which petition, appointment, assignment, or arrangement is not withdrawn, dismissed, canceled, or terminated prior to the expiration of this commitment; or

         F. If Borrower's business is discontinued or suspended for any reason or if Borrower is in default under the terms of any applicable Franchise Agreement; or

         G. If there have been any material misrepresentations, material errors, or the withholding of material information incident to the Loan contemplated by this commitment; or

         H. If any information previously submitted to Lender proves to be false or incorrect; or

         I. Any change subsequent to the date of this commitment deemed by Lender to be a material or substantial adverse change in the assets, liquidity, net worth, or credit standing of any Borrower, Guarantor, or other person who shall become obligated in any way to Lender under this commitment or the Loan contemplated by this commitment; or

         J. The taking of a judgment against any Borrower or Guarantor which in the sole discretion of Lender materially affects his credit standing; or

         K. If Borrower or any Guarantor defaults on any other obligation to Lender; or

         L. In the event the Mortgaged Premises are (i) contaminated with hazardous materials, chemicals, substances or toxic wastes,
                  (ii) not in compliance with applicable environmental statutes, laws, or regulations, or Lender is not satisfied with any environmental assessment report or any further investigations, tests, results, findings, recommendations, and /or conclusions; or

         M.       The death of any Borrower or Guarantor.

Mr. Robert Gentz
DenAmerica Corp.
April 13, 1999
Page 17

30.      WAIVER OF JURY TRIAL

         BORROWER, GUARANTORS (IF ANY) AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY WITH REGARDS TO ANY LITIGATION BASED ON THIS LETTER, THE LOAN CONTEMPLATED HEREBY AND ANY OBLIGATION RESULTING FROM OR RELATED TO ANY LOAN OR GUARANTY RELATING TO THIS LETTER, OR ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF DEALING, COURSE OF CONDUCT, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF BORROWER, ANY GUARANTOR OR LENDER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER OFFERING THE LOAN CONTEMPLATED HEREBY.

31.      BROKERAGE COMMISSION

         The Lender shall assume no responsibility for payments to any broker, finder or similar agent in connection with the Loan. The Borrower shall indemnify and hold the Lender harmless for any such amounts or claims. It is further agreed that the Lender shall not be obligated to pay for any prior commitment fees to other lending institutions and/or any of Borrower's liquidated damages arising therefrom.

32.      GOVERNING LAW

         The terms and conditions of this commitment letter shall survive the closing of the Loan contemplated by the commitment. In the event of a conflict between the terms and conditions of this commitment letter and the Loan Documents used to close the Loan, the Loan Documents used to close the Loan shall prevail. This commitment is subject to full compliance with all applicable State and Federal laws, rules and regulations which may govern Lender and with all formal directives of State and Federal agencies implementing and enforcing such laws, regulations and rules. This commitment shall be construed according to and governed by the laws of the State of Florida, provided that from and after closing the parties' obligations and rights under the Loan Documents executed pursuant hereto, as to each separate restaurant property site constituting any of the Mortgaged Premises, shall be construed according to and governed by the laws of the State in which the Mortgaged Premises are located. In addition, Lender may choose to avail itself of any applicable Federal law. Borrower and Lender agree that any dispute arising out of this Commitment shall be subject to the jurisdiction of both the state and federal courts in Florida. For that purpose, Borrower hereby submits to the jurisdiction of the state and federal courts of Florida. Borrower further agrees to accept service of process out of any of the aforesaid courts in any such dispute by registered or certified mail addressed to Borrower. Nothing herein contained, however, shall prevent Lender from bringing any action or exercising any rights against Borrower or any security within any other state or jurisdiction.

33.      CONDITIONS TO ACCEPTANCE

         This offer is subject to the following additional conditions:

         A. This offer to enter a loan commitment will expire unless, on or before ten (10) business days from the date of this letter as set forth above, Borrower signs, dates and returns the enclosed copy of this letter, and deliver Borrower's check to Lender in the amount equal $10,000.00 for a non-refundable loan commitment fee (the "Commitment Fee")(which Commitment Fee has been paid), and

Mr. Robert Gentz
DenAmerica Corp.
April 13, 1999
Page 18

                  Borrower shall also pay to Lender an amount equal to one percent (1.0%) of the Loan Amount, less the $10,000.00 previously paid as the Commitment Fee, for a non-refundable loan origination fee (the "Origination Fee"), which amount shall be due at the closing.

         B. Lender's counsel must be satisfied with the documentation, title condition, proceedings and legal opinions, engineering conditions and environmental conditions incident to this transaction. Borrower will provide to Lender such attorney's opinions as Lender may deem necessary opining as to the enforceability of and Borrower's qualifications and ability to enter into the Loans contemplated herein in the jurisdiction in which the Mortgaged Premises are located.

         C. Lender's obligations hereunder are contingent upon its receipt of a credit reference of Borrower acceptable to Lender in its sole and absolute discretion.

         D. The preceding terms and conditions are not exhaustive, and the Loan shall be subject to Lender's standard loan closing procedures and requirements. Lender's commitment will expire sixty (60) days from the date of this letter.

34.      SPECIAL CONDITIONS

         Additional conditions and/or requirements, or permitted variations from Lender's standard loan conditions and requirements, if any, are as follows:

         A. SPE shall conform to Lender's requirements (including loan covenants) for qualification as a tax neutral, Bankruptcy Remote Special Purpose Entity ("BRE") and shall be acceptable to Lender, in Lender's discretion. Further, Borrower shall provide a legal opinion, in a form acceptable to Lender in Lender's discretion, that such entity is not subject to consolidation by virtue of the bankruptcy of another corporation, entity, company or partnership.

         B. Lender's and Borrower's obligations hereunder are contingent on Borrower's and Black-Eyed Pea U.S.A., Inc.'s execution simultaneously herewith and subsequent simultaneous closing related thereto, of a commitment for debt financing from CNL Fund Advisors, Inc. or one of its affiliates for Three Million and no/100 Dollars ($3,000,000.00) of new equipment financing and the modification of Fifteen Million Four Hundred Thousand and no/100 Dollars ($15,400,000.00) of existing equipment financing, in an aggregate amount not to exceed Eighteen Million Four Hundred Thousand Dollars $18,400,000.00 to be secured by a first priority security interest in certain furniture, fixtures and equipment ("ff&e") in various Denny's and Black-Eyed Pea restaurants.

Mr. Robert Gentz
DenAmerica Corp.
April 13, 1999
Page 19

         C. During such time as Borrower is not meeting EBITDAR FCCR as set forth in paragraph 9 of this commitment, Borrower shall be required to obtain Lender's prior written consent to any of the following: paying cash dividends on capital stock, repurchasing shares of capital stock, making any preferred return payments and incurring additional indebtedness which is not specifically related to the acquisition or development of Denny's restaurant units. Failure of Borrower to obtain Lender's prior written consent to any of the above shall constitute a default under the Loan Documents entitling Lender to any and all available remedies.

         D. Any proceeds from the sales of any restaurant site(s) of Borrower, including but not limited to the Mortgaged Premises, shall be used to pay off Borrower's existing debt associated with such site(s). Lender shall not accept partial prepayment. Therefore, any such sales and resulting payoff must be of each and every unit securing any one Note. Borrower's failure to do so shall constitute a default under the Loan Documents entitling Lender to any and all available remedies. Borrower shall be entitled to transfer the Mortgaged Premises to Denny's Inc., or to Advantica, Inc. ("Franchisor") without paying off Borrower's existing debt, provided however, that
                  (1) Franchisor's financial condition, creditworthiness and ability to operate the Mortgaged Premises are satisfactory to Lender in its reasonable discretion, (2) Franchisor assumes in writing all obligations of the Borrower under the Note the other Loan Documents; and (3) Franchisor shall pay all costs and expenses in connection with such transfer and assumption, including without limitation all fees and expenses incurred by Lender. Lender shall release the Guarantors from their obligations under the Guaranties upon any such sale to Franchisor as approved by Lender. Further, Borrower shall be entitled to transfer the Mortgaged Premises to any Affiliate of Borrower, or any other franchisee acceptable to Franchisor whose financial condition, creditworthiness and ability to operate the Mortgage Premises are satisfactory to Lender in its sole discretion, provided however, that (1) Borrower obtains Lender's prior written consent to such transfer; (2) the proposed transferee assumes in writing all obligations of the Borrower under the Loan Documents; (3) Lender receives a transfer fee in the amount of one percent (1%) of the then outstanding principal balance of the Note and all accrued but unpaid interest due thereunder; (4) Lender shall receive for its review and approval copies of all transfer documents; and
                  (5) Borrower or the transferee shall pay all costs and expenses in connection with such transfer and assumption, including without limitation all fees and expenses incurred by Lender.

         E. Throughout the term of the Loan, Borrower shall not execute any guarantees in favor of Guarantor, any affiliate, parent company, or third party without the prior written consent of Lender.

         F. Lender's and Borrower's obligations hereunder are contingent on the execution of a management and remarketing agreement by and among Lender, Borrower, DenAmerica and franchisor relating to the operation and management by franchisor of the restaurants located at the Mortgaged Premises and remarketing of the Mortgaged Premises by Lender or its affiliate upon an event of default under the Loan Documents.

Mr. Robert Gentz
DenAmerica Corp.
April 13, 1999
Page 20

         G. Lender's and Borrower's obligations hereunder are contingent on the execution of (i) a release by Banque Paribas of any rights and interest in the Mortgaged Premises.

         H. Lender's and Borrower's obligations hereunder are contingent on the execution of a waiver of all defaults and consent to the assignment to Borrower by the franchisor of Denny's restaurants with respect to the franchise agreements related to restaurants operating at the Mortgaged Premises .

         I. 100% of Borrower's capital stock shall be pledged to Lender by DenAmerica Corp. and Lender shall be given a blanket power of attorney with respect to voting rights with respect to such capital stock which shall be exercised in the event of a default.

         J. Borrower shall execute one or more management agreements with DenAmerica Corp. to provide all management and non-store level services for a fee, which together with all general and administrative expenses, shall not to exceed 3 1/2% of gross sales without the prior written consent of Lender. The rights of DenAmerica (or other management company) to such management fees and general and administrative expenses shall be subordinated to the rights of Lender and Lender's security interest in the Mortgaged Premises securing Borrower's obligations under the Note.

         K. Regardless of the provisions of paragraph 6 herein, the Borrower shall pay to Lender the monthly payment by electronic transfer and in connection therewith shall deliver to Lender an electronic funds transfer authorization in a form satisfactory to Lender. Lender agrees to notify Borrower within 48 hours, in the event that electronic funds transfer does not take place on the payment due date.

         L. Notwithstanding the provisions of paragraph 20A to the contrary, in lieu of zoning letters, Borrower shall be required to provide zoning representations on the surveys and zoning endorsements to the mortgagee title insurance polices, when available.

         M. Notwithstanding the provisions of paragraph 10 herein, the Borrower or Guarantor shall be permitted to construct a Denny's within a three (3) mile radius of the Mortgaged Premises provided the Borrower provides demographic data to Lender which supports, in Lender's sole discretion, the additional restaurant.

         N. Notwithstanding the provisions of paragraph 23 herein to the contrary, Lender agrees:

                  i. That prior to examining the Borrower's books, records, and accounts, at Borrower's office, Lender will provide Borrower and Guarantor with seven(7) days written notice of the date on which Lender wishes to conduct said examination.

Mr. Robert Gentz
DenAmerica Corp.
April 13, 1999
Page 21

                  ii. Lender will accept fiscal year end audited statements on the Guarantor, company prepared financial statements for the SPE, and company prepared income and expense statements for each individual unit.

                  iii. The rent roll and lease digest referred to in paragraph B will be required only if Borrower has leased units to operators other than the lessee affiliate contemplated by the creation of the SPE.

         O. Notwithstanding the provisions of paragraph 26 herein, Lender agrees that it will reimburse Borrower and/or Guarantor for any out of pocket expenses (including attorneys fees) incurred in complying with the provisions of this paragraph.

         P. Lender agrees to provide notice to Guarantor in the event of default by the Borrower on any Loan or Loans. Failure to provide said notice will not constitute a waiver of any rights or remedies of the Lender under the term and conditions of the Loan Documents.

         Q. Notwithstanding the provisions of paragraph 28H herein, Lender agrees that in the event Lender fails to fund the loans contemplated herein for the reasons enumerated in paragraph 28, Lender will refund the commitment fee described in paragraph 33A.

         R. Borrower agrees that the previous Commitment Letter issued by Lender and dated July 1, 1998 is of no further force and effect.

         S. Beginning on the first day of the first full month following Closing and continuing on the first day of each month thereafter during the term of the Loan, Borrower shall escrow one-twelfth (1/12) of the annual amount necessary to pay ad valorem and real property taxes due on the Mortgaged Premises (the "Escrow Payment"). On the first day of the second full month following Closing, Borrower shall pay those amounts necessary to fully fund the escrow account, to date. Failure to make any monthly Escrow Payment shall constitute a default under the Loan entitling Lender to pursue any and all available remedies.

         T. Prior to Lender or any of its Affiliates including the Loan as an asset of a Securitization, Lender agrees to provide Borrower ninety (90) days prior written notice. During such ninety (90) day period, Borrower shall have the right to prepay the entire unpaid principal balance of the Loan, plus
                  (i)  accrued  interest,  (ii) any other sums due  Lender,  and
                  (iii) the Prepayment Premium as set forth in paragraph 7A hereof.

Mr. Robert Gentz
DenAmerica Corp.
April 13, 1999
Page 22


         If this letter and the proposed Loan are acceptable to Borrower and Guarantors, if any, on the terms and conditions provided herein, please have an original counterpart properly executed in the space provided below by an authorized signatory and return a fully executed counterpart to us at the address noted above on or before the outside acceptance date provided above. If Borrower has any questions about the proposed Loan, please feel free to contact Brent Heaton, Senior Vice President at (972) 387-1721.

                                            Sincerely,

                                            CNL FINANCIAL SERVICES, INC., a
                                            Florida corporation

                                            By: /s/ John L. Farren
                                               ---------------------------------
                                               JOHN L. FARREN, Vice President of
                                               Transaction Management

Mr. Robert Gentz
DenAmerica Corp.
April 13, 1999
Page 23

                              BORROWER'S ACCEPTANCE

         By execution hereof as provided below, Borrower accepts the offer for the loan as set forth in this loan application acceptance letter, agrees to all terms and conditions to such loan as described above.



                                                By: /s/ Robert J. Gentz
                                                    ----------------------------
                                                Name:
                                                     ---------------------------
                                                As its:
                                                        ------------------------
                                                Date:
                                                     ---------------------------

         In the event that additional information is necessary for the closing of the Loan transaction, please contact the following Borrower representative:

         Name:_____________________________
         Telephone:________________________

Mr. Robert Gentz
DenAmerica Corp.
April 13, 1999
Page 24

                             GUARANTOR'S ACCEPTANCE

         By execution hereof as provided below, the undersigned Guarantor(s) agree to join in the terms and conditions of this Loan Commitment.


                                        DENAMERICA CORP., A GEORGIA CORPORATION


                                                By: /s/ Robert J. Gentz
                                                    ----------------------------
                                                Name:
                                                     ---------------------------
                                                As its:
                                                        ------------------------
                                                Date:
                                                     ---------------------------